Exhibit 99


[LOGO] Arthur J. Gallagher & Co.

FOR IMMEDIATE RELEASE                                CONTACT: Marsha J. Akin
                                                              Investor Relations
                                                              (630) 773-3800
                                                              www.ajg.com

                   ARTHUR J. GALLAGHER & CO. ANNOUNCES RECORD
                      THIRD QUARTER 2003 FINANCIAL RESULTS

ITASCA, IL, October 21, 2003-- Arthur J. Gallagher & Co. today reported its financial results for the three- and nine-month periods ended September 30, 2003. A printer-friendly format is available at www.ajg.com.

3 Months Ended September 30                                                                               Diluted
                                          Revenues                         Net Earnings               Earnings Per Share
Segment                         3 Mths 03    3 Mths 02     Chg        3 Mths 03    3 Mths 02       3 Mths 03     3 Mths 02
------------------------        ------------------------------        ----------------------       -----------------------
                                    ($ in millions)                       ($ in millions)

Brokerage                        $ 222.3      $ 199.1      12%           $ 41.7       $ 33.2          $ 0.45        $ 0.36
Risk Management                     83.0         71.6      16%              8.6          4.6            0.09          0.05
Financial Services                  18.5        -14.2       -              -1.4        -14.5           -0.02         -0.16
   Adoption of FIN 46               21.2            -       -                 -            -               -             -
                                ------------------------------        ----------------------       -----------------------
Total Company                    $ 345.0      $ 256.5      35%           $ 48.9       $ 23.3          $ 0.52        $ 0.25
                                ==============================        ======================       =======================

9 Months Ended September 30                                                                               Diluted
                                          Revenues                         Net Earnings               Earnings Per Share
Segment                         9 Mths 03    9 Mths 02     Chg        9 Mths 03    9 Mths 02       9 Mths 03     9 Mths 02
------------------------        ------------------------------        ----------------------       -----------------------
                                    ($ in millions)                       ($ in millions)

Brokerage                        $ 613.1      $ 527.1      16%           $ 90.4       $ 71.5          $ 0.97        $ 0.78
Risk Management                    238.0        209.3      14%             24.4         18.6            0.26          0.20
Financial Services                  26.0         25.9       -             -17.8          1.4           -0.19          0.02
   Adoption of FIN 46               21.2            -       -                 -            -               -             -
                                ------------------------------        ----------------------       -----------------------
Total Company                    $ 898.3      $ 762.3      18%           $ 97.0       $ 91.5          $ 1.04        $ 1.00
                                ==============================        ======================       =======================

Brokerage Segment Highlights - Third Quarter 2003

      o Record third quarter net earnings per share - up 25% over prior year.
      o     Pretax margin up to 24%.
      o     Improved compensation ratio.
      o 2001 and 2002 organic hiring strategy delivering better-than-expected results.
      o Solid 12% revenue growth for the quarter, of which 9% is organic. And 16% growth YTD, of which 12% is organic.

Risk Management Segment Highlights - Third Quarter 2003

      o     Third quarter pretax earnings up 74% over prior year and up 22% YTD.
      o     Claim counts continue to grow - now exceeding pre 9/11 levels.
      o     Pretax margin of 14% - up 5% over third quarter 2002.
      o Excellent 16% revenue growth in the quarter and 14% YTD - all of which is organic.

                                    (1 of 6)

Financial Services Segment Highlights - Third Quarter 2003

      o     We continue to reduce our investment holdings.
      o Synthetic fuel production for the quarter was ahead of prior quarters, resulting in a 24% effective tax rate versus 30% in 2002.
      o Prior year third quarter included non-recurring net investment losses of $20.2 million after tax, or $0.22 per diluted share.
      o Adoption of FIN 46 - In the third quarter of 2003, the company early adopted a new accounting pronouncement, FASB Interpretation No. 46 (FIN 46) - "Consolidation of Variable Interest Entities," which required the company to consolidate one partially-owned investment partnership not previously consolidated because it is not controlled by the company through a majority voting interest. The adoption of FIN 46 did not result in any additional debt on the company's balance sheet nor did it have any impact on its consolidated net earnings or stockholders' equity. The effect of consolidating this one investment partnership on the company's consolidated statement of earnings and balance sheet is shown on pages 3 and 6, respectively, of this earnings release.

"We are extremely pleased with the quarter-to-quarter improvement in our Brokerage segment's pretax margin - up 6% over second quarter 2003 and up 10% over first quarter 2003," said President and Chief Executive Officer, J. Patrick Gallagher, Jr. "A solid quarter of 12% revenue growth on top of third quarter 2002's growth of 36% is an outstanding achievement by our Brokerage operations. In the first 9 months of 2003, we grew revenues by 16% over the same period in 2002. When compared to the first 9 months of 2001, our Brokerage revenues have grown $205.2 million, or 50%. Organic growth continues to be strong at 9% for the quarter and 12% for the first 9 months of 2003. We applaud the success of our employees, especially the new hires who have contributed greatly to this growth."

"Our Risk Management segment has improved its growth rate and margins despite the post-9/11 economic slow-down. This confirms Gallagher Bassett's continued recognition as the best and most stable claims management services provider in the business. Gallagher Bassett's clients receive great value from our efficient operating platform and from the service provided by its rock-solid adjustors and seasoned management team," added Mr. Gallagher.

"AJG is stronger than ever," said Mr. Gallagher. "We have a solid balance sheet with over $400 million in tangible net worth. And, we distribute a significant portion of our earnings back to our shareholders every year. Since our IPO, we've increased our cash dividend, on average, 19% per year, and so far this year we've used $51 million to repurchase 1.9 million of our shares."

The company will host a webcast conference call on Wednesday, October 22, 2003 at 9:00am EDT to further discuss these quarterly results. To listen, please go to www.ajg.com.

                                    * * * * *

Arthur J. Gallagher & Co., an international insurance brokerage and risk management services firm, is headquartered in Itasca, Illinois, has operations in seven countries and does business in more than 100 countries around the world through a network of correspondent brokers and consultants. Gallagher is traded under the symbol "AJG" on the New York Stock Exchange.

This press release may contain certain forward-looking statements relating to future results. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expected, depending on a variety of factors such as changes in worldwide and national economic conditions and changes in securities and fixed income markets as well as developments in the area of tax legislation. Please refer to our filing with the Securities and Exchange Commission, including our Annual Report on Form 10-K, for a more detailed discussion of these factors.

                                    (2 of 6)

                            Arthur J. Gallagher & Co.
                        Segment Statement of Earnings (1)
                 (Unaudited - in millions except per share data)

                                               3 Months Ended   3 Months Ended    9 Months Ended     9 Months Ended
BROKERAGE SEGMENT                               Sep 30, 2003     Sep 30, 2002      Sep 30, 2003       Sep 30, 2002
                                               --------------   --------------    --------------     --------------
Commissions                                      $   194.4         $   178.1         $   543.3         $   477.9
Fees                                                  36.3              30.0              95.1              74.5
Investment income - fiduciary                          1.7               2.7               5.2               6.9
                                                 ---------         ---------         ---------         ---------
     Gross revenues                                  232.4             210.8             643.6             559.3
Less brokerage                                       (10.1)            (11.7)            (30.5)            (32.2)
                                                 ---------         ---------         ---------         ---------
     Revenues                                        222.3             199.1             613.1             527.1
                                                 ---------         ---------         ---------         ---------

Compensation                                         120.6             110.8             353.5             307.4
Operating                                             41.3              36.1             123.9             104.1
Depreciation                                           3.0               2.7               9.0               8.0
Amortization                                           2.5               2.0               6.8               5.4
                                                 ---------         ---------         ---------         ---------
     Expenses                                        167.4             151.6             493.2             424.9
                                                 ---------         ---------         ---------         ---------

Earnings before income taxes                          54.9              47.5             119.9             102.2
Provision for income taxes                            13.2              14.3              29.5              30.7
                                                 ---------         ---------         ---------         ---------
Net earnings                                     $    41.7         $    33.2         $    90.4         $    71.5
                                                 =========         =========         =========         =========

Diluted net earnings per share                   $    0.45         $    0.36         $    0.97         $    0.78
Cash earnings per share (2)                      $    0.49         $    0.40         $    1.10         $    0.88
Growth - revenues                                       12%               36%               16%               29%
Organic growth in commissions and fees (3)               9%               20%               12%               17%
Growth - pretax earnings                                16%               37%               17%               22%
Compensation expense ratio                              52%               53%               55%               55%
Operating expense ratio                                 18%               17%               19%               19%
Effective tax rate                                      24%               30%               25%               30%
Pretax profit margin                                    24%               23%               19%               18%

RISK MANAGEMENT SEGMENT

Fees                                             $    82.8         $    71.4         $   237.3         $   208.7
Investment income - fiduciary                          0.2               0.2               0.7               0.6
                                                 ---------         ---------         ---------         ---------
     Revenues                                         83.0              71.6             238.0             209.3
                                                 ---------         ---------         ---------         ---------

Compensation                                          46.3              41.8             132.0             118.1
Operating                                             23.0              20.8              66.7              57.9
Depreciation                                           2.4               2.5               7.1               6.8
Amortization                                           --                 --                --                --
                                                 ---------         ---------         ---------         ---------
     Expenses                                         71.7              65.1             205.8             182.8
                                                 ---------         ---------         ---------         ---------

Earnings before income taxes                          11.3               6.5              32.2              26.5
Provision for income taxes                             2.7               1.9               7.8               7.9
                                                 ---------         ---------         ---------         ---------
Net earnings                                     $     8.6         $     4.6         $    24.4         $    18.6
                                                 =========         =========         =========         =========

Diluted net earnings per share                   $    0.09         $    0.05         $    0.26         $    0.20
Cash earnings per share (2)                      $    0.11         $    0.07         $    0.32         $    0.25
Growth - revenues                                       16%                6%               14%                5%
Organic growth in fees (3)                              16%                6%               14%                5%
Growth - pretax earnings                                74%              -30%               22%                1%
Compensation expense ratio                              56%               59%               56%               57%
Operating expense ratio                                 28%               29%               28%               28%
Effective tax rate                                      24%               30%               25%               30%
Pretax profit margin                                    14%                9%               14%               13%


FINANCIAL SERVICES SEGMENT

Investment income                                $    16.9         $    14.7         $    50.1         $    43.1
Impact of FIN 46 on investment income                 21.2                --              21.2                --
Investment gains (losses)                              1.6             (28.9)            (24.1)            (17.2)
                                                 ---------         ---------         ---------         ---------
     Revenues                                         39.7             (14.2)             47.2              25.9
                                                 ---------         ---------         ---------         ---------

Investment expense                                    16.6               2.4              38.1              13.0
Impact of FIN 46 on investment expense                20.0                --              20.0                --
Interest                                               2.0               2.4               6.1               7.2
Depreciation                                           1.7               1.7               5.4               3.7
Impact of FIN 46 on depreciation expense               1.2                --               1.2                --
                                                 ---------         ---------         ---------         ---------
     Expenses                                         41.5               6.5              70.8              23.9
                                                 ---------         ---------         ---------         ---------

Earnings (loss) before income taxes                   (1.8)            (20.7)            (23.6)              2.0
Provision (benefit) for income taxes                  (0.4)             (6.2)             (5.8)              0.6
                                                 ---------         ---------         ---------         ---------
Net earnings (loss)                              $    (1.4)        $   (14.5)        $   (17.8)        $     1.4
                                                 =========         =========         =========         =========

Diluted earnings (loss) per share                $   (0.02)        $   (0.16)        $   (0.19)        $    0.02
Cash earnings per share (2)                      $      --         $    0.07         $    0.06         $    0.18

See notes to the third quarter 2003 earnings release on page 5 of 6.

                                    (3 of 6)

                            Arthur J. Gallagher & Co.
                       Consolidated Statement of Earnings
                 (Unaudited - in millions except per share data)


                                               3 Months Ended   3 Months Ended    9 Months Ended     9 Months Ended
TOTAL COMPANY                                   Sep 30, 2003     Sep 30, 2002      Sep 30, 2003       Sep 30, 2002
                                               --------------   --------------    --------------     --------------

Commissions                                      $   194.4         $   178.1         $   543.3         $   477.9
Fees                                                 119.1             101.4             332.4             283.2
Investment income - fiduciary                          1.9               2.9               5.9               7.5
Investment income - all other                         38.1              14.7              71.3              43.1
Investment gains (losses)                              1.6             (28.9)            (24.1)            (17.2)
                                                 ---------         ---------         ---------         ---------
     Gross revenues                                  355.1             268.2             928.8             794.5
Less brokerage                                       (10.1)            (11.7)            (30.5)            (32.2)
                                                 ---------         ---------         ---------         ---------
     Revenues                                        345.0             256.5             898.3             762.3
                                                 ---------         ---------         ---------         ---------

Compensation                                         166.9             152.6             485.5             425.5
Operating                                             64.3              56.9             190.6             162.0
Investment                                            36.6               2.4              58.1              13.0
Interest                                               2.0               2.4               6.1               7.2
Depreciation                                           8.3               6.9              22.7              18.5
Amortization                                           2.5               2.0               6.8               5.4
                                                 ---------         ---------         ---------         ---------
     Expenses                                        280.6             223.2             769.8             631.6
                                                 ---------         ---------         ---------         ---------

Earnings before income taxes                          64.4              33.3             128.5             130.7
Provision for income taxes                            15.5              10.0              31.5              39.2
                                                 ---------         ---------         ---------         ---------
Net earnings                                     $    48.9         $    23.3         $    97.0         $    91.5
                                                 =========         =========         =========         =========

Diluted net earnings per share                   $    0.52         $    0.25         $    1.04         $    1.00
                                                 =========         =========         =========         =========
Cash earnings per share  (2)                     $    0.60         $    0.54         $    1.47         $    1.31
                                                 =========         =========         =========         =========
Dividends declared per share                     $    0.18         $    0.15         $    0.54         $    0.45
                                                 =========         =========         =========         =========

Other Information
Diluted weighted average shares
  outstanding (000s)                                93,716            92,051            93,213            91,721
Common shares repurchased (000s)                     1,140               477             1,894               477
Annualized return on beginning tangible
  net worth (4)                                                                             33%               40%
Number of acquisitions closed                            2                 1                 7                 8
Workforce (includes acquisitions)                                                        7,120             7,030

                           Consolidated Balance Sheet
                 (Unaudited - in millions except per share data)

                                                               Sep 30, 2003      Dec 31, 2002
                                                               ------------      ------------
Cash and cash equivalents                                      $     178.2       $     152.6
Restricted cash                                                      400.5             256.3
Trading securities                                                    49.7              58.2
Investments - current                                                 32.6              37.9
Premiums and fees receivable                                       1,202.2           1,183.7
Other current assets                                                 112.4              84.9
                                                               -----------       -----------
     Total current assets                                          1,975.6           1,773.6

Investments - long-term                                              135.4             168.4
Fixed assets related to consolidated investments - net               204.5             185.4
Other fixed assets - net                                              61.2              65.6
Deferred income taxes                                                110.8             102.4
Other noncurrent assets                                               39.6              33.1
Goodwill - net                                                       112.8              84.2
Amortizable intangible assets - net                                   55.2              50.9
                                                               -----------       -----------
     Total assets                                              $   2,695.1       $   2,463.6
                                                               ===========       ===========


Premiums payable to insurance and reinsurance companies        $   1,641.3       $   1,488.2
Accrued compensation and other accrued liabilities                   195.0             165.7
Unearned fees                                                         29.6              19.4
Income taxes payable                                                   0.3              11.0
Other current liabilities                                             16.4              17.5
Corporate related borrowings                                            --              25.0
Consolidated investments borrowings - current                         25.2              22.8
                                                               -----------       -----------
     Total current liabilities                                     1,907.8           1,749.6
                                                               -----------       -----------

Consolidated investments related borrowings - long-term              125.9             128.3
Other noncurrent liabilities                                          70.8              57.5

Stockholders' equity:
Common stock - issued and outstanding                                 90.1              88.5
Capital in excess of par value                                       112.1              92.7
Retained earnings                                                    409.3             361.0
Unearned deferred compensation                                       (10.0)             (6.5)
Unearned restricted stock                                            (10.9)             (7.5)
                                                               -----------       -----------
     Total stockholders' equity                                      590.6             528.2
                                                               -----------       -----------
     Total liabilities and stockholders' equity                $   2,695.1       $   2,463.6
                                                               ===========       ===========

Other Information
Tangible net worth (5)                                         $    422.6        $     393.1
Book value per share                                           $     6.55        $      5.97
Tangible book value per share (6)                              $     4.69        $      4.44

See notes to the third quarter 2003 earnings release on page 5 of 6.

                                    (4 of 6)

                            Arthur J. Gallagher & Co.
                        Unconsolidated Investment Summary
                 (Unaudited - in millions except per share data)

                                                                                                       September 30, 2003
                                                                                                     -----------------------
                                                September 30, 2003          December 31, 2002         LOCs &
                                              ----------------------      ----------------------      Financial    Funding
                                              Current      Long-term      Current      Long-term     Guarantees  Commitments
                                              -------      ---------      -------      ---------     ----------  -----------

Trading Securities:
  Managed directly                            $  13.9      $     --       $  17.7      $     --       $    --      $   --
  Managed by third parties                       35.8            --          40.5            --            --         6.2
                                              -------      --------       -------      --------       -------      ------
     Total trading securities                 $  49.7      $     --       $  58.2      $     --       $    --      $  6.2
                                              =======      ========       =======      ========       =======      ======

Unconsolidated Investments:
Asset Alliance Corporation (AAC)
  related investments:
    Direct and indirect investments in AAC    $   0.8      $   47.9       $    --      $   46.7       $    --      $   --
    Investment guaranteed by AAC                   --           9.1            --           9.1            --          --

Low income housing (LIH) developments:
  Bridge loans                                   14.0            --          20.3            --            --          --
  Partnership interests                            --           3.2            --           8.1            --          --
  LIH Developer                                    --           7.6            --           7.6            --          --

Shopping centers and other
  commercial real estate                           --           6.2            --           7.3           4.1          --

Alternative energy investments:
  Owned partnership interests                     1.2          31.6           0.9          15.2           5.9         5.1
  Partnership interest installment sales         16.6           8.7          15.0          24.3            --          --

Bermuda insurance investments                      --          20.4            --          20.4           3.2          --

Venture capital investments:
  Carrying value                                   --           5.2           1.7          30.0            --          --
  Allowances for LOCs and commitments              --          (4.5)           --          (0.3)           --          --
                                              -------      --------       -------      --------       -------      ------

Total unconsolidated investments              $  32.6      $  135.4       $  37.9      $  168.4       $  13.2      $  5.1
                                              =======      ========       =======      ========       =======      ======

Notes to Third Quarter 2003 Earnings Release and Non-GAAP Financial Measures
--------------------------------------------------------------------------------
(1) The information presented above has been reclassified to reflect the current year presentation. In prior years, the company presented a "Corporate" segment. For purposes of this and future presentations, the Corporate segment has been allocated to the remaining three operating segments.

(2) Represents net earnings before the after-tax effect of investment gains (losses), depreciation and amortization divided by the weighted average number of diluted shares outstanding during the period. The company's consolidated cash earnings for the three- and nine-month periods ended September 30, 2003 we computed as follows:

                                              3 Months Ended Sep 30,      9 Months Ended Sep 30,
                                              ----------------------      ----------------------
                                                2003          2002          2003          2002
                                                ----          ----          ----          ----

        Net earnings                          $  48.9       $  23.3       $  97.0       $  91.5
        Investment (gains) losses                (1.6)         28.9          24.1          17.2
        Depreciation                              8.3           6.9          22.7          18.5
        Amortization                              2.5           2.0           6.8           5.4
        Tax effect                               (2.2)        (11.3)        (13.2)        (12.3)
                                              -------       -------       -------       -------
        Cash earnings                         $  55.9       $  49.8       $ 137.4       $ 120.3
                                              =======       =======       =======       =======
        Cash earnings per share               $  0.60       $  0.54       $  1.47       $  1.31
                                              =======       =======       =======       =======
        Weighted shares (000s)                 93,716        92,051        93,213        91,721
                                              =======       =======       =======       =======

(3) Represents the percentage increase in revenues before the impact of the 2003 and 2002 acquisitions accounted for as purchases.

(4) Represents annualized net earnings divided by total stockholders' equity less net goodwill and net amortizable intangible assets.

(5) Represents total stockholders' equity less net goodwill and net amortizable intangible assets.

(6) Represents tangible net worth divided by the common shares outstanding at the end of the period.

                                    (5 of 6)

                            Arthur J. Gallagher & Co.
                         Consolidated Investment Summary
                            (Unaudited - in millions)

                                                                                      September 30, 2003
                                                                                   ------------------------
                                                                                     LOCs &
                                                     September 30,   December 31,   Financial     Funding
                                                         2003           2002       Guarantees   Commitments
                                                         ----           ----       ----------   -----------
Home office land and building:
  Fixed assets                                         $  100.7       $  100.4       $    --      $   --
  Accumulated depreciation                                (12.5)         (10.6)           --          --
  Non-recourse borrowings - current                        (0.8)          (0.7)           --          --
  Recourse borrowings - current                              --             --            --          --
  Non-recourse borrowings - noncurrent                    (74.2)         (74.8)           --          --
  Recourse borrowings - noncurrent                         (3.0)          (3.0)           --          --
  Net other consolidated assets and liabilities             2.1            0.7            --          --
                                                       --------       --------       -------      ------
     Net investment                                        12.3           12.0            --          --
                                                       --------       --------       -------      ------

Florida residential development
 land and improvements:
  Fixed assets                                             54.0           50.7            --          --
  Accumulated depreciation                                   --             --            --          --
  Non-recourse borrowings - current                        (2.8)          (2.9)           --          --
  Recourse borrowings - current                           (19.3)         (17.0)           --          --
  Non-recourse borrowings - noncurrent                     (3.2)          (3.3)           --          --
  Recourse borrowings - noncurrent                        (12.4)         (12.4)           --          --
  Net other consolidated assets and liabilities            (4.8)          (2.0)         12.6         1.5
                                                       --------       --------       -------      ------
     Net investment                                        11.5           13.1          12.6         1.5
                                                       --------       --------       -------      ------

Airplane leasing company:
  Fixed assets                                             51.8           51.8            --          --
  Accumulated depreciation                                 (9.6)          (6.9)           --          --
  Non-recourse borrowings - current                        (2.3)          (2.2)           --          --
  Recourse borrowings - current                              --             --            --          --
  Non-recourse borrowings - noncurrent                    (33.1)         (34.8)           --          --
  Recourse borrowings - noncurrent                           --             --            --          --
  Net other consolidated assets and liabilities            (2.0)           0.2            --          --
                                                       --------       --------       -------      ------
     Net investment                                         4.8            8.1            --          --
                                                       --------       --------       -------      ------

Syn/Coal partnership consolidated per FIN 46:
  Cash and receivables                                     12.1             --            --          --
  Fixed assets                                             33.9             --            --          --
  Accumulated depreciation                                (13.8)            --            --          --
  Non-recourse borrowings - current                          --             --            --          --
  Recourse borrowings - current                              --             --            --          --
  Non-recourse borrowings - noncurrent                       --             --            --          --
  Recourse borrowings - noncurrent                           --             --            --          --
  Net other consolidated assets and liabilities           (20.4)            --            --          --
                                                       --------       --------       -------      ------
     Net investment                                        11.8             --            --          --
                                                       --------       --------       -------      ------

Total consolidated investments:
  Cash and receivables                                     12.1             --            --          --
  Fixed assets                                            240.4          202.9            --          --
  Accumulated depreciation                                (35.9)         (17.5)           --          --
  Non-recourse borrowings - current                        (5.9)          (5.8)           --          --
  Recourse borrowings - current                           (19.3)         (17.0)           --          --
  Non-recourse borrowings - noncurrent                   (110.5)        (112.9)           --          --
  Recourse borrowings - noncurrent                        (15.4)         (15.4)           --          --
  Net other consolidated assets and liabilities           (25.1)          (1.1)         12.6         1.5
                                                       --------       --------       -------      ------
     Net investment                                    $   40.4       $   33.2       $  12.6      $  1.5
                                                       ========       ========       =======      ======

                                    (6 of 6)

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